UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2025

PROLOGIS, INC.

PROLOGIS, L.P.

(Exact name of registrant as specified in charter)

Maryland (Prologis, Inc.)	001-13545 (Prologis, Inc.)	94-3281941 (Prologis, Inc.)
Delaware (Prologis, L.P.)	001-14245 (Prologis, L.P.)	94-3285362 (Prologis, L.P.)
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ Telephone Number, including Area Code: (415) 394-9000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Prologis, Inc.	Common Stock, $0.01 par value	PLD	New York Stock Exchange
Prologis, L.P.	3.000% Notes due 2026	PLD/26	New York Stock Exchange
Prologis, L.P.	2.250% Notes due 2029	PLD/29	New York Stock Exchange
Prologis, L.P.	5.625% Notes due 2040	PLD/40	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Prologis Euro Finance LLC (the “Issuer”) and Prologis, L.P. (the “Operating Partnership”) closed the issuance and sale of the Notes (defined below) on September 22, 2025. The information under Item 8.01 is incorporated herein by reference.

Item 8.01 Other Events.

On September 15, 2025, the Issuer priced an offering of €500,000,000 aggregate principal amount of its 3.250% Notes due 2032 (the “2032 Notes”) and €500,000,000 aggregate principal amount of its 3.875% Notes due 2037 (the “2037 Notes” and, together with the 2032 Notes, the “Notes”). In connection with the offering, the Issuer and the Operating Partnership entered into an Underwriting Agreement, dated September 15, 2025 (the “Underwriting Agreement”), with Banco Bilbao Vizcaya Argentaria, S.A., BNP PARIBAS, Crédit Agricole Corporate and Investment Bank, J.P. Morgan Securities plc, Morgan Stanley & Co International plc and the other underwriters named in Schedule A thereto (the “Underwriters”), pursuant to which the Issuer agreed to sell and the Underwriters agreed to purchase the Notes, subject to and upon the terms and conditions set forth therein. A copy of the Underwriting Agreement has been filed as an exhibit to this Current Report and is incorporated herein by reference.

The Notes are being issued under an indenture dated as of August 1, 2018 (the “Base Indenture”), among the Issuer, the Operating Partnership and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the first supplemental indenture, dated as of August 1, 2018 (the Base Indenture, as supplemented by the first supplemental indenture, the “Indenture”).

The net proceeds to the Issuer from the sale of the Notes, after the Underwriters’ discounts and offering expenses, are estimated to be approximately €989.2 million, or $1.2 billion, based on the euro/U.S. dollar rate of exchange as of September 5, 2025. The Issuer intends to lend or distribute the net proceeds from the Notes to the Operating Partnership or one of the Operating Partnership’s other subsidiaries. The Operating Partnership expects to use such net proceeds for general corporate purposes, including to repay, repurchase or tender for other indebtedness.

The 2032 Notes will bear interest at a rate of 3.250% per annum and mature on September 22, 2032. The 2037 Notes will bear interest at a rate of 3.875% per annum and mature on September 22, 2037. Each series of Notes will be senior unsecured obligations of the Issuer and will be fully and unconditionally guaranteed by the Operating Partnership.

The 2032 Notes and the 2037 Notes will be redeemable in whole at any time or in part from time to time, at the option of the Issuer, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed that would be due if such Notes matured on June 22, 2032, in the case of the 2032 Notes, or June 22, 2037, in the case of the 2037 Notes (each, the “Applicable Par Call Date” as to the applicable series of Notes) (in each case exclusive of interest accrued to the redemption date) discounted to the redemption date on an annual basis at the applicable Comparable Government Rate Bond plus 15 basis points, in the case of the 2032 Notes, or 20 basis points, in the case of the 2037 Notes. In addition, on or after the Applicable Par Call Date, each series of Notes will be redeemable in whole at any time or in part from time to time, at the Issuer’s option, at a redemption price equal to 100% of the principal amount of the applicable series of Notes to be redeemed. In each case, accrued and unpaid interest, if any, will be paid on the Notes being redeemed to, but excluding, the redemption date.

The Indenture governing the Notes restricts, among other things, the Operating Partnership’s and its subsidiaries ability to incur additional indebtedness and to merge or consolidate with any other person or sell, assign, transfer, lease, convey or otherwise dispose of substantially all of its assets.

The Notes are being issued pursuant to the Registration Statement (File No. 333-289636) that the Issuer and the Operating Partnership filed with the Securities and Exchange Commission (the “SEC”) relating to the public offering from time to time of securities of the Issuer and the Operating Partnership pursuant to Rule 415 of the Securities Act of 1933, as amended. In connection with filing with the SEC a definitive prospectus supplement, dated September 15, 2025, and an accompanying base prospectus, dated August 15, 2025, relating to the Notes, the Operating Partnership is filing the Underwriting Agreement, the form of the Notes and certain other exhibits with this Current Report on Form 8-K as exhibits to such Registration Statement. See “Item 9.01 – Financial Statements and Exhibits.”

This Current Report does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following documents have been filed as exhibits to this report and are incorporated by reference herein as described above.

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 15, 2025, among Prologis Euro Finance LLC, Prologis, L.P., and Banco Bilbao Vizcaya Argentaria, S.A., BNP PARIBAS, Crédit Agricole Corporate and Investment Bank, J.P. Morgan Securities plc, Morgan Stanley & Co International plc and the other underwriters named in Schedule A thereto.

4.1	Form of Officers’ Certificate related to the 3.250% Notes due 2032.

4.2	Form of 3.250% Notes due 2032.

4.3	Form of Officers’ Certificate related to the 3.875% Notes due 2037.

4.4	Form of 3.875% Notes due 2037.

5.1	Opinion of Mayer Brown LLP regarding the Notes.

23.1	Consent of Mayer Brown LLP regarding the Notes (included in Exhibit 5.1).

104	Cover Page Interactive Data File – the cover page iXBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOGIS, INC.

Date: September 22, 2025	By:	/s/ David Malinger
		Name:	David Malinger
		Title:	Senior Vice President and Assistant Secretary

PROLOGIS, L.P.
By: Prologis, Inc.,
its General Partner

Date: September 22, 2025	By:	/s/ David Malinger
		Name:	David Malinger
		Title:	Senior Vice President and Assistant Secretary